EXHIBIT 32.1

CERTIFICATION
OF
CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Cougar Biotechnology, Inc. do hereby certify that:

(a) the Quarterly Report on Form 10-QSB of Cougar Biotechnology, Inc. for the quarter ended September 30, 2006 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Cougar Biotechnology, Inc.

Date: November 14, 2006	By:	/s/ Alan H. Auerbach
Alan H. Auerbach
Title: President and Chief Executive Officer

Date: November 14, 2006	By:	/s/ Charles R. Eyler
Charles R. Eyler
Title: Treasurer